Supplement to the
Gold Portfolio
Class A, Class T, Class B and Class C
April 29, 2016
As Revised February 10, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective April 1, 2017, the supplemental index for Gold Portfolio has changed from S&P® Global BMI Gold Capped Index to S&P® Global BMI Gold Capped 20/45 Index.

Effective December 12, 2016, the redemption fee has been removed.

AGLD-SUM-17-03 1.9880377.103	March 1, 2017